SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 26, 1996

                     CRAZY WOMAN CREEK BANCORP INCORPORATED
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             (Exact name of Registrant as specified in its Charter)

        Wyoming                     0-27714                83-0315410
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(State or other jurisdiction    (SEC File No.)   (IRS Employer Identification)
     of incorporation)                                       Number)

   106 Fort Street, Buffalo, Wyoming                    82834
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (307) 684-5591

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)



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                     CRAZY WOMAN CREEK BANCORP INCORPORATED

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.  Other Events
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         The  Registrant  announced  that it intends to implement the Management
Stock Bonus Plan previously approved by stockholders. The Registrant intends to purchase up to 42,320 shares of its Common Stock to be awarded as incentive bonuses to directors and officers of the Registrant and its subsidiaries. It is anticipated that such shares of Common Stock will be purchased in the open market from time to time during the next six months. Alternatively, the Plan is permitted to purchase such shares directly from the Registrant.

         For further details, reference is made to the press release dated December 26, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits:

                  99       Press Release dated December 26, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CRAZY WOMAN CREEK
                                             BANCORP INCORPORATED

Date: January 3, 1997                        By: /s/Deane D. Bjerke
                                                 ------------------
                                                 Deane D. Bjerke
                                                 President